UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

APRIL 30, 2013 Semiannual Report to Shareholders

DWS Core Fixed Income Fund

Contents
4 Letter to Shareholders
5 Performance Summary
9 Portfolio Management Team
9 Portfolio Summary
11 Investment Portfolio
22 Statement of Assets and Liabilities
24 Statement of Operations
25 Statement of Changes in Net Assets
26 Financial Highlights
32 Notes to Financial Statements
44 Information About Your Fund's Expenses
46 Summary of Management Fee Evaluation by Independent Fee Consultant
50 Account Management Resources
52 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may engage in forward commitment transactions which could subject the fund to counterparty and leverage risk. Leverage can magnify losses. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

As the U.S. and global economies regain their footing, economists are cautiously looking to a less erratic year for the financial markets in 2013. In the U.S. specifically, positive trends in areas such as housing starts and job creation suggest ongoing recovery, albeit at a relatively mild pace. Supporting this view, Larry Adam, Deutsche Asset & Wealth Management's Chief Investment Strategist for Wealth Management, cites the potential for increased bank lending, a rise in business spending, and improved consumer confidence as underlying forces that may act as catalysts for continued positive growth.

Still, critical issues are yet to be resolved. As Washington wrangles with debt concerns, spending, and monetary and fiscal policy, a fair amount of uncertainty lingers. Despite gains in the broad stock market, sluggish growth and historically low interest rates continue to pose a challenge to investors seeking a strategy for growth or retirement income.

Against this backdrop, what can you do? First, stay focused. Second-guessing investment decisions based on headlines, short-term market fluctuations or emotion is never a reliable strategy. Next, make a point of checking your asset allocation every year or so. Objectives may change over time, and periods of market volatility can shift a portfolio away from your established target allocation. Finally, remember that the investment professionals who manage your DWS fund bring a wealth of experience over a variety of market cycles, along with access to a broad network of research and analytical resources.

At Deutsche Asset & Wealth Management we embrace the concept of discipline and the value of maintaining a long-term view. We urge you to do the same.

Best regards,

Douglas Beck, CFA President, DWS Funds

Performance Summary April 30, 2013 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	1.06%	5.04%	2.75%	3.02%
Adjusted for the Maximum Sales Charge (max 4.50% load)	-3.49%	0.31%	1.80%	2.55%
Barclays U.S. Aggregate Bond Index†	0.90%	3.68%	5.72%	5.04%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		5.29%	2.59%	3.03%
Adjusted for the Maximum Sales Charge (max 4.50% load)		0.55%	1.65%	2.56%
Barclays U.S. Aggregate Bond Index†		3.77%	5.47%	5.02%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	0.67%	4.24%	1.97%	2.26%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-3.32%	1.24%	1.79%	2.26%
Barclays U.S. Aggregate Bond Index†	0.90%	3.68%	5.72%	5.04%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		4.49%	1.84%	2.26%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		1.49%	1.66%	2.26%
Barclays U.S. Aggregate Bond Index†		3.77%	5.47%	5.02%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	0.68%	4.26%	1.98%	2.24%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-0.32%	4.26%	1.98%	2.24%
Barclays U.S. Aggregate Bond Index†	0.90%	3.68%	5.72%	5.04%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		4.50%	1.82%	2.26%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		4.50%	1.82%	2.26%
Barclays U.S. Aggregate Bond Index†		3.77%	5.47%	5.02%
Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
No Sales Charges	0.94%	4.77%	2.51%	2.79%
Barclays U.S. Aggregate Bond Index†	0.90%	3.68%	5.72%	5.04%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		5.02%	2.35%	2.80%
Barclays U.S. Aggregate Bond Index†		3.77%	5.47%	5.02%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
No Sales Charges	1.03%	5.13%	2.93%	3.18%
Barclays U.S. Aggregate Bond Index†	0.90%	3.68%	5.72%	5.04%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		5.39%	2.80%	3.18%
Barclays U.S. Aggregate Bond Index†		3.77%	5.47%	5.02%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
No Sales Charges	1.18%	5.32%	3.02%	3.29%
Barclays U.S. Aggregate Bond Index†	0.90%	3.68%	5.72%	5.04%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		5.58%	2.86%	3.29%
Barclays U.S. Aggregate Bond Index†		3.77%	5.47%	5.02%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.00%, 1.77%, 1.71%, 1.35%, 0.74% and 0.67% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on October 1, 2003 and Class S shares on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
4/30/13	$10.11	$10.11	$10.11	$10.16	$10.10	$10.11
10/31/12	$10.12	$10.12	$10.12	$10.17	$10.12	$10.12
Distribution Information as of 4/30/13
Income Dividends, Six Months	$.12	$.08	$.08	$.10	$.12	$.13
April Income Dividend	$.0177	$.0113	$.0120	$.0156	$.0190	$.0199
SEC 30-day Yield††	1.47%	.79%	.82%	1.29%	1.69%	1.79%
Current Annualized Distribution Rate††	2.10%	1.34%	1.42%	1.84%	2.26%	2.36%

†† The SEC yield is net investment income per share earned over the month ended April 30, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.32%, 0.52%, 0.73%, 1.05%, 1.66% and 1.75% for Class A, B, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.95%, 1.07%, 1.33%, 1.60%, 2.23% and 2.32% for Class A, B, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

Subadvisor

Fischer Francis Trees & Watts, Inc. (FFTW), New York, New York, serves as the sub-advisor to the Fund. FFTW conducts investment research and is responsible for the purchase, sale or exchange of the Fund's assets. FFTW is paid by the Advisor, not the Fund, for the services FFTW provides to the Fund.

Dominick DeAlto, Head of Global Multi-Sector Fixed Income and Head of Sector Rotation, FFTW

Portfolio Manager of the fund. Joined the fund in 2013.

Gary Chan, CFA, FFTW

Portfolio Manager of the fund. Joined the fund in 2012.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2013 (Unaudited)
	Principal Amount ($)	Value ($)

Corporate Bonds 41.6%
Consumer Discretionary 2.8%
Comcast Corp., 6.4%, 3/1/2040	1,150,000	1,547,495
DISH DBS Corp., 144A, 5.125%, 5/1/2020 (a)	1,500,000	1,485,000
Ford Motor Co., 4.75%, 1/15/2043	2,000,000	1,999,216
Home Depot, Inc., 2.7%, 4/1/2023	550,000	560,105
Macy's Retail Holdings, Inc., 2.875%, 2/15/2023	260,000	257,800
Myriad International Holdings BV, REG S, 6.375%, 7/28/2017	200,000	226,760
NBCUniversal Enterprise, Inc., 144A, 1.974%, 4/15/2019	1,400,000	1,423,352
News America, Inc., 6.15%, 3/1/2037	1,000,000	1,229,189
Time Warner Cable, Inc., 7.5%, 4/1/2014	1,500,000	1,594,448
		10,323,365
Consumer Staples 0.4%
Altria Group, Inc., 10.2%, 2/6/2039	810,000	1,379,076
Energy 4.6%
ConocoPhillips Co., 2.4%, 12/15/2022	2,000,000	2,009,202
Continental Resources, Inc., 144A, 4.5%, 4/15/2023	1,500,000	1,599,375
Enbridge Energy Partners LP, 5.875%, 12/15/2016	985,000	1,135,832
Kinder Morgan Energy Partners LP, 6.5%, 9/1/2039	550,000	697,419
Marathon Oil Corp., 2.8%, 11/1/2022	1,400,000	1,399,419
ONEOK Partners LP, 6.15%, 10/1/2016	1,527,000	1,763,445
Petroleos Mexicanos, REG S, 3.5%, 1/30/2023	550,000	559,625
Plains All American Pipeline LP, 3.65%, 6/1/2022	2,950,000	3,186,903
Regency Energy Partners LP, 144A, 4.5%, 11/1/2023	1,600,000	1,656,000
Sinopec Group Overseas Development 2012 Ltd., REG S, 3.9%, 5/17/2022	200,000	214,730
TransCanada PipeLines Ltd., 6.1%, 6/1/2040	600,000	783,093
Williams Companies, Inc., 3.7%, 1/15/2023	1,500,000	1,515,167
		16,520,210
Financials 28.0%
Ally Financial, Inc., 4.625%, 6/26/2015 (a)	1,500,000	1,580,625
Banco de Credito del Peru, REG S, 4.25%, 4/1/2023	300,000	301,050
Bank of America Corp.:
5.75%, 12/1/2017	3,000,000	3,487,167
5.875%, 1/5/2021	2,000,000	2,413,434
6.5%, 8/1/2016	2,000,000	2,306,820
Berkshire Hathaway Finance Corp., 1.6%, 5/15/2017	1,500,000	1,534,410
Caterpillar Financial Services Corp., 7.15%, 2/15/2019	3,300,000	4,274,289
Citigroup, Inc.:
2.25%, 8/7/2015	1,530,000	1,570,527
5.0%, 9/15/2014	1,900,000	1,991,949
5.375%, 8/9/2020 (a)	3,420,000	4,078,285
6.01%, 1/15/2015	1,907,000	2,065,918
6.125%, 11/21/2017	1,000,000	1,189,181
CNH Capital LLC, 144A, 3.625%, 4/15/2018	1,600,000	1,628,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/2017	6,000,000	6,461,400
Deutsche Telekom International Finance BV, 144A, 2.25%, 3/6/2017	3,000,000	3,080,490
Fifth Third Bancorp., 5.45%, 1/15/2017	2,082,000	2,346,562
General Electric Capital Corp., Series A, 6.875%, 1/10/2039	1,640,000	2,222,630
Host Hotels & Resorts LP, Series D, (REIT), 3.75%, 10/15/2023	1,000,000	1,020,000
HSBC Finance Corp., 5.5%, 1/19/2016	2,220,000	2,477,129
HSBC Holdings PLC, 6.5%, 5/2/2036	440,000	554,085
Intesa Sanpaolo SpA, 3.125%, 1/15/2016	1,510,000	1,509,452
JPMorgan Chase & Co.:
1.488%*, 9/1/2015	2,000,000	2,000,914
3.375%, 5/1/2023 (b)	1,500,000	1,496,212
5.125%, 9/15/2014	5,000,000	5,297,465
6.4%, 5/15/2038	1,670,000	2,203,780
KazMunaiGaz Finance Sub BV, REG S, 7.0%, 5/5/2020	500,000	602,500
Lukoil International Finance BV, REG S, 7.25%, 11/5/2019	300,000	363,000
MBNA Corp., 5.0%, 6/15/2015	4,000,000	4,299,148
MetLife, Inc., 6.4%, 12/15/2036	800,000	893,204
Morgan Stanley:
1.75%, 2/25/2016 (a)	700,000	705,025
2.125%, 4/25/2018	750,000	751,657
Series F, 5.625%, 9/23/2019	1,410,000	1,642,574
Series F, 6.0%, 4/28/2015	2,110,000	2,299,415
NiSource Finance Corp., 5.4%, 7/15/2014	3,000,000	3,161,058
Petrobras International Finance Co., 3.875%, 1/27/2016	3,000,000	3,150,627
PNC Funding Corp., 5.25%, 11/15/2015	2,750,000	3,041,560
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014	1,120,000	1,187,563
6.2%, 1/15/2015	820,000	891,522
6.625%, 6/21/2040 (a)	500,000	664,338
Sarawak International, Inc., 5.5%, 8/3/2015	300,000	322,557
Shell International Finance BV, 1.125%, 8/21/2017	2,000,000	2,025,036
Svenska Handelsbanken AB, 144A, 4.875%, 6/10/2014	535,000	561,001
Swedbank AB, 144A, 1.75%, 3/12/2018	1,400,000	1,411,354
The Goldman Sachs Group, Inc.:
1.6%, 11/23/2015 (a)	1,420,000	1,439,244
6.75%, 10/1/2037	1,370,000	1,571,771
U.S. Bank NA, 3.778%, 4/29/2020	5,290,000	5,587,494
Wachovia Bank NA:
0.678%*, 11/3/2014	3,118,000	3,121,723
4.8%, 11/1/2014	2,017,000	2,141,878
		100,927,023
Industrials 0.6%
Masco Corp., 6.125%, 10/3/2016	2,000,000	2,249,380
Information Technology 0.2%
Apple, Inc., 2.4%, 5/3/2023 (b)	850,000	848,870
Materials 1.1%
Corp Nacional del Cobre de Chile, REG S, 7.5%, 1/15/2019	200,000	254,172
Dow Chemical Co., 3.0%, 11/15/2022	1,350,000	1,350,547
International Paper Co., 4.75%, 2/15/2022	2,000,000	2,277,100
		3,881,819
Telecommunication Services 2.1%
AT&T, Inc.:
2.625%, 12/1/2022	1,500,000	1,486,164
6.55%, 2/15/2039	2,400,000	3,079,798
Verizon Communications, Inc., 8.75%, 11/1/2018	2,288,000	3,090,939
		7,656,901
Utilities 1.8%
Consolidated Edison Co. of New York, 5.7%, 6/15/2040	850,000	1,104,281
Dominion Resources, Inc., Series D, 8.875%, 1/15/2019	1,500,000	2,050,141
Duke Energy Corp., 1.625%, 8/15/2017	1,320,000	1,338,472
MidAmerican Energy Holdings Co., 6.125%, 4/1/2036	1,500,000	1,934,711
		6,427,605
Total Corporate Bonds (Cost $140,689,931)		150,214,249

Mortgage-Backed Securities Pass-Throughs 41.7%
Federal Home Loan Mortgage Corp.:
3.0%, with various maturities from 4/1/2026 until 3/1/2027 (b)	5,948,747	6,290,289
3.5%, with various maturities from 1/1/2032 until 11/1/2042	6,023,233	6,468,148
3.594%*, 5/1/2041	1,783,158	1,884,825
4.0%, with various maturities from 11/1/2040 until 4/1/2042	11,242,075	12,141,710
4.5%, with various maturities from 3/1/2026 until 4/1/2041	24,836,394	26,710,037
4.873%*, 11/1/2036	1,671,980	1,794,841
5.0%, with various maturities from 12/1/2040 until 8/1/2041	1,492,178	1,644,112
5.5%, 6/1/2039	456,066	493,514
6.0%, 11/1/2038	2,461,070	2,718,232
Federal National Mortgage Association:
3.0%, with various maturities from 9/1/2042 until 12/1/2042 (b)	12,982,888	13,551,036
3.5%, with various maturities from 4/1/2032 until 11/1/2042 (b)	35,987,720	38,358,704
4.0%, with various maturities from 11/1/2026 until 12/1/2041	3,450,156	3,767,858
4.5%, with various maturities from 11/1/2040 until 3/1/2041	4,056,033	4,498,668
5.0%, with various maturities from 9/1/2025 until 11/1/2041	8,184,970	9,018,414
5.5%, with various maturities from 2/1/2025 until 2/1/2042	6,423,479	7,066,598
6.0%, with various maturities from 10/1/2022 until 4/1/2036	2,820,681	3,119,670
6.5%, with various maturities from 5/1/2023 until 4/1/2037	1,372,649	1,526,686
Government National Mortgage Association:
3.0%, 8/1/2042 (b)	2,100,000	2,225,836
3.5%, 3/1/2042 (b)	4,200,000	4,553,719
4.5%, 7/15/2040	374,664	413,316
5.5%, 6/15/2038	470,673	516,453
6.5%, with various maturities from 12/15/2023 until 4/20/2024	1,537,290	1,722,738
Total Mortgage-Backed Securities Pass-Throughs (Cost $149,025,411)		150,485,404

Asset-Backed 0.9%
Home Equity Loans 0.6%
First Franklin Mortgage Loan Asset Backed Certificates, "A3", Series 2004-FF10, 0.74%*, 9/25/2034	796,918	793,461
GSAMP Trust, "A4", Series 2005-WMC1, 0.58%*, 9/25/2035	105,556	105,498
Terwin Mortgage Trust, "AF2", Series 2005-16HE, 4.308%*, 9/25/2036	1,125,060	1,154,385
		2,053,344
Miscellaneous 0.3%
HLSS Servicer Advance Receivables Backed Notes, "C2", Series 2013-T1, 144A, 2.487%, 1/16/2046	1,000,000	1,006,875
Total Asset-Backed (Cost $2,984,117)		3,060,219

Commercial Mortgage-Backed Securities 6.8%
Citigroup Commercial Mortgage Trust, "C", Series 2013-GC11, 4.134%*, 4/10/2046	1,500,000	1,557,147
Commercial Mortgage Trust, "A4", Series 2005-GG3, 4.799%, 8/10/2042	3,030,000	3,192,632
Credit Suisse Mortgage Capital Certificates, "SVE", Series 2006-TF2A, 144A, 0.749%*, 10/15/2021	1,700,000	1,676,486
FREMF Mortgage Trust:
"B", Series 2013-K26, 144A, 3.723%*, 12/25/2045 (b)	1,300,000	1,327,980
"B", Series 2012-K23, 144A, 3.782%*, 10/25/2045	1,620,000	1,653,996
"B", Series 2013-K25, 144A, 3.812%*, 11/25/2045	1,100,000	1,126,645
"C", Series 2013-K25, 144A, 3.812%*, 11/25/2045	1,280,000	1,212,694
"B", Series 2012-K707, 144A, 4.018%*, 1/25/2047	1,400,000	1,500,517
"C", Series 2012-K21, 144A, 4.072%*, 7/25/2045	1,280,000	1,253,060
JPMorgan Chase Commercial Mortgage Securities Trust, "D", Series 2012-CB, 144A, 4.826%*, 10/15/2045	1,600,000	1,654,595
Merrill Lynch/Countrywide Commercial Mortgage Trust, "AM", Series 2006-3, 5.456%, 7/12/2046	1,810,000	2,039,919
UBS Commercial Mortgage Trust, "D", Series 2012-C1, 144A, 5.72%*, 5/10/2045	1,250,000	1,310,678
UBS-Barclays Commercial Mortgage Trust, "B", Series 2013-C6, 144A, 3.875%*, 4/10/2046	2,600,000	2,699,167
WF-RBS Commercial Mortgage Trust, "A4", Series 2011-C2, 144A, 4.869%, 2/15/2044	1,950,000	2,292,260
Total Commercial Mortgage-Backed Securities (Cost $24,377,096)		24,497,776

Collateralized Mortgage Obligations 8.1%
American Home Mortgage Investment Trust, "2A3", Series 2005-3, 2.056%*, 9/25/2035	724,746	727,625
Chase Mortgage Finance Corp., "A2", Series 2004-S1, 4.75%, 2/25/2019	2,158,664	2,145,289
Federal Home Loan Mortgage Corp.:
"FB", Series 3616, 0.899%*, 12/15/2039	391,626	395,995
"AI", Series 3763, Interest Only, 3.5%, 6/15/2025	1,301,028	65,056
"PI", Series 3773, Interest Only, 3.5%, 6/15/2025	627,676	26,842
"AI", Series 3730, Interest Only, 4.0%, 11/15/2028	622,616	30,180
"LI", Series 4000, Interest Only, 4.0%, 2/15/2042	5,253,530	909,025
"6", Series 233, Interest Only, 4.5%, 8/15/2035	1,203,492	106,852
"CI", Series 3922, Interest Only, 4.5%, 3/15/2041	6,586,649	1,442,077
"S5", Series 268, Interest Only, 5.801%*, 8/15/2042	3,720,106	1,013,253
Federal National Mortgage Association:
"LI", Series 2013-2, Interest Only, 4.0%, 8/25/2042	3,956,175	700,289
"AI", Series 2012-48, Interest Only, 4.5%, 7/25/2041	10,432,407	1,837,978
"7", Series 356, Interest Only, 5.0%, 2/1/2035	1,665,708	217,628
"8", Series 356, Interest Only, 5.0%, 2/1/2035	1,270,447	150,354
"SB", Series 2012-96, Interest Only, 5.85%*, 9/25/2042	2,997,554	657,116
"LS", Series 2012-9, Interest Only, 6.3%*, 2/25/2042	3,145,260	1,026,838
"DS", Series 2012-63, Interest Only, 6.35%*, 3/25/2039	4,966,350	1,162,940
"SD", Series 2012-99, Interest Only, 6.4%*, 9/25/2042	3,888,436	910,366
"KS", Series 2012-99, Interest Only, 6.5%*, 3/25/2041	3,491,833	910,425
Government National Mortgage Association:
"XI", Series 2013-H10, Interest Only, 2.221%*, 4/20/2063	20,000,000	2,361,719
"IO", Series 2013-H08, Interest Only, 2.916%*, 3/20/2063	4,000,001	561,250
"AI", Series 2009-125, Interest Only, 4.5%, 3/20/2035	2,620,796	154,132
"IP", Series 2010-4, Interest Only, 5.0%, 1/16/2039	3,514,728	677,435
"CI", Series 2011-159, Interest Only, 5.0%, 6/16/2040	4,885,017	871,812
"PI", Series 2009-76, Interest Only, 6.0%, 3/16/2039	2,687,593	431,245
"NS", Series 2011-146, Interest Only, 6.5%*, 4/16/2040	4,198,925	912,545
"PS", Series 2011-141, Interest Only, 6.5%*, 6/16/2041	3,820,815	928,395
Impac CMB Trust, "1A1", Series 2003-11, 0.96%*, 10/25/2033	1,610,426	1,584,701
Merrill Lynch Mortgage Investors Trust, "A3A", Series 2003-H, 2.161%*, 1/25/2029	1,054,745	1,064,731
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.653%*, 10/7/2020	1,684,640	1,693,326
Structured Adjustable Rate Mortgage Loan Trust, "A3", Series 2005-6XS, 0.96%*, 3/25/2035	103,710	103,671
Structured Asset Mortgage Investments II Trust, "A1A", Series 2004-AR7, 0.899%*, 4/19/2035	1,003,707	962,238
Vendee Mortgage Trust:
"DI", Series 2010-1, Interest Only, 0.357%*, 4/15/2040	36,674,630	737,219
"IO", Series 2011-1, Interest Only, 0.567%*, 9/15/2046	26,520,909	848,436
Wells Fargo Mortgage Backed Securities Trust, "1A2", Series 2003-L, 4.513%*, 11/25/2033	787,746	803,046
Total Collateralized Mortgage Obligations (Cost $29,942,920)		29,132,029

Government & Agency Obligations 10.2%
Sovereign Bonds 2.4%
Federative Republic of Brazil:
2.625%, 1/5/2023	1,500,000	1,495,500
7.125%, 1/20/2037	500,000	733,750
Republic of Lithuania, REG S, 7.375%, 2/11/2020	300,000	388,044
Republic of Panama, 9.375%, 4/1/2029	500,000	848,250
Republic of Peru, 7.125%, 3/30/2019	500,000	648,750
Republic of Poland, 5.0%, 3/23/2022	1,000,000	1,167,550
Republic of South Africa, 4.665%, 1/17/2024	400,000	447,000
Russian Federation:
REG S, 5.0%, 4/29/2020	900,000	1,038,375
REG S, 7.5%, 3/31/2030	327,800	412,372
State of Qatar, REG S, 4.5%, 1/20/2022	200,000	228,000
United Mexican States, 3.625%, 3/15/2022	1,000,000	1,090,000
		8,497,591
U.S. Government Sponsored Agency 0.6%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031	1,500,000	2,311,931
U.S. Treasury Obligations 7.2%
U.S. Treasury Bonds:
3.125%, 11/15/2041	1,000,000	1,051,562
3.5%, 2/15/2039	3,600,000	4,078,123
3.875%, 8/15/2040	6,400,000	7,712,998
U.S. Treasury Inflation-Indexed Bonds:
2.125%, 2/15/2041	837,305	1,225,017
2.5%, 1/15/2029	648,636	920,962
U.S. Treasury Inflation-Indexed Note, 0.125%, 1/15/2023	1,101,077	1,187,873
U.S. Treasury Note, 2.125%, 8/15/2021	9,120,000	9,651,523
		25,828,058
Total Government & Agency Obligations (Cost $35,416,351)		36,637,580

Loan Participations and Assignments 0.1%
Sovereign Loan
Sberbank of Russia, 5.499%, 7/7/2015 (Cost $430,156)	400,000	429,380

Municipal Bonds and Notes 2.9%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018	4,132,532	4,362,549
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043	750,000	956,820
West Virginia, State General Obligation, Jobs Inventory Trust Board:
Series A, 144A, Zero Coupon, 6/12/2013	1,500,000	1,494,645
Series C, 144A, Zero Coupon, 7/31/2013	3,500,000	3,473,330
Total Municipal Bonds and Notes (Cost $9,816,391)		10,287,344

Preferred Security 0.4%
Financials
HSBC Finance Capital Trust IX, 5.911%, 11/30/2035 (Cost $1,336,951)	1,500,000	1,522,500

	Contracts	Value ($)

Call Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
10 Year U.S. Treasury Note Future, Expiration Date 5/24/2013, Strike Price $131.0	20	48,125
10 Year U.S. Treasury Note Future, Expiration Date 5/24/2013, Strike Price $132.0	20	29,687
10 Year U.S. Treasury Note Future, Expiration Date 6/21/2013, Strike Price $132.5	20	19,063
10 Year U.S. Treasury Note Future, Expiration Date 6/21/2013, Strike Price $133.5	20	6,875
Total Call Options Purchased (Cost $46,739)		103,750

	Shares	Value ($)

Securities Lending Collateral 2.2%
Daily Assets Fund Institutional, 0.13% (c) (d) (Cost $8,030,405)	8,030,405	8,030,405

Cash Equivalents 7.0%
Central Cash Management Fund, 0.10% (c) (Cost $25,317,684)	25,317,684	25,317,684

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $427,414,152)†	121.9	439,718,320
Other Assets and Liabilities, Net	(21.9)	(78,888,198)
Net Assets	100.0	360,830,122

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2013.

† The cost for federal income tax purposes was $427,414,712. At April 30, 2013, net unrealized appreciation for all securities based on tax cost was $12,303,608. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,527,687 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,224,079.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at April 30, 2013 amounted to $7,782,232, which is 2.2% of net assets.

(b) When-issued or delayed delivery security included.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

NCUA: National Credit Union Administration

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At April 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
2-Year U.S. Treasury Note	USD	6/28/2013	79	17,429,375	6,280
5-Year U.S. Treasury Note	USD	6/28/2013	50	6,232,031	21,886
Total unrealized appreciation					28,166

At April 30, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10-Year U.S. Treasury Note	USD	6/19/2013	459	61,211,953	(515,860)
Ultra Long Term U.S. Treasury Bond	USD	6/19/2013	25	4,108,594	(137,163)
U.S. Treasury Long Bond	USD	6/19/2013	15	2,225,625	1,566
Total net unrealized depreciation					(651,457)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (e)
Corporate Bonds	$—	$150,214,249	$—	$150,214,249
Mortgage-Backed Securities Pass-Throughs	—	150,485,404	—	150,485,404
Asset-Backed	—	3,060,219	—	3,060,219
Commercial Mortgage-Backed Securities	—	24,497,776	—	24,497,776
Collateralized Mortgage Obligations	—	29,132,029	—	29,132,029
Government & Agency Obligations	—	36,637,580	—	36,637,580
Loan Participations and Assignments	—	429,380	—	429,380
Municipal Bonds and Notes	—	10,287,344	—	10,287,344
Preferred Security	—	1,522,500	—	1,522,500
Short-Term Investments (e)	33,348,089	—	—	33,348,089
Derivatives (f)
Futures Contracts	29,732	—	—	29,732
Purchased Options	103,750	—	—	103,750
Total	$33,481,571	$406,266,481	$—	$439,748,052
Liabilities
Derivatives (f)
Futures Contracts	$(653,023)	$—	$—	$(653,023)
Total	$(653,023)	$—	$—	$(653,023)

There have been no transfers between fair value measurement levels during the period ended April 30, 2013.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include value of open options purchased and unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $394,066,063) — including $7,782,232 of securities loaned	$406,370,231
Investment in Daily Assets Fund Institutional (cost $8,030,405)*	8,030,405
Investment in Central Cash Management Fund (cost $25,317,684)	25,317,684
Total investments in securities, at value (cost $427,414,152)	439,718,320
Cash	130
Deposit with broker for futures contracts	412,151
Receivable for investments sold	5,251,722
Receivable for investments sold — when-issued/ delayed delivery securities	15,015,789
Receivable for Fund shares sold	95,577
Interest receivable	2,602,074
Receivable for variation margin on futures contracts	19,207
Due from Advisor	212
Other assets	42,889
Total assets	463,158,071
Liabilities
Payable upon return of securities loaned	8,030,405
Payable for investments purchased	19,386,580
Payable for investments purchased — when-issued/ delayed delivery securities	74,019,362
Payable for Fund shares redeemed	410,015
Distributions payable	135,708
Accrued management fee	117,808
Accrued Trustees' fees	3,429
Other accrued expenses and payables	224,642
Total liabilities	102,327,949
Net assets, at value	$360,830,122

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(164,173)
Net unrealized appreciation (depreciation) on: Investments	12,304,168
Futures	(623,291)
Accumulated net realized gain (loss)	(255,365,163)
Paid-in capital	604,678,581
Net assets, at value	$360,830,122
Net Asset Value
Class A Net Asset Value and redemption price per share ($152,688,063 ÷ 15,103,588 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.11
Maximum offering price per share (100 ÷ 95.50 of $10.11)	$10.59
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,606,147 ÷ 158,944 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.11
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,685,233 ÷ 1,947,469 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.11
Class R Net Asset Value, offering and redemption price per share ($1,387,360 ÷ 136,544 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.16
Class S Net Asset Value, offering and redemption price per share ($28,988,154 ÷ 2,869,263 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.10
Institutional Class Net Asset Value, offering and redemption price per share ($156,475,165 ÷ 15,480,476 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2013 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $57)	$5,890,853
Income distributions — Central Cash Management Fund	7,819
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,664
Total income	5,900,336
Expenses: Management fee	735,083
Administration fee	183,771
Services to shareholders	281,851
Distribution and service fees	291,293
Custodian fee	10,683
Professional fees	45,189
Reports to shareholders	29,412
Registration fees	34,269
Trustees' fees and expenses	7,604
Other	15,846
Total expenses before expense reductions	1,635,001
Expense reductions	(148,421)
Total expenses after expense reductions	1,486,580
Net investment income	4,413,756
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,966,771
Futures	159,236
3,126,007
Change in net unrealized appreciation (depreciation) on: Investments	(3,071,654)
Futures	(659,197)
(3,730,851)
Net gain (loss)	(604,844)
Net increase (decrease) in net assets resulting from operations	$3,808,912

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations: Net investment income	$4,413,756	$9,327,594
Net realized gain (loss)	3,126,007	10,069,457
Change in net unrealized appreciation (depreciation)	(3,730,851)	8,371,356
Net increase (decrease) in net assets resulting from operations	3,808,912	27,768,407
Distributions to shareholders from: Net investment income: Class A	(1,839,327)	(3,938,324)
Class B	(14,567)	(48,961)
Class C	(133,317)	(290,366)
Class R	(15,287)	(30,757)
Class S	(366,036)	(761,875)
Institutional Class	(2,054,479)	(4,257,063)
Total distributions	(4,423,013)	(9,327,346)
Fund share transactions: Proceeds from shares sold	44,209,218	88,990,974
Reinvestment of distributions	4,235,211	8,847,376
Payments for shares redeemed	(78,660,755)	(92,836,570)
Net increase (decrease) in net assets from Fund share transactions	(30,216,326)	5,001,780
Increase (decrease) in net assets	(30,830,427)	23,442,841
Net assets at beginning of period	391,660,549	368,217,708
Net assets at end of period (including accumulated distributions in excess of net investment income of $164,173 and $154,916, respectively)	$360,830,122	$391,660,549

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended October 31,
Class A	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.12		$9.65	$9.45	$9.04	$9.01	$10.66
Income (loss) from investment operations: Net investment incomea	.12		.23	.24	.27	.42	.51
Net realized and unrealized gain (loss)	(.01)		.47	.20	.41	.02	(1.65)
Total from investment operations	.11		.70	.44	.68	.44	(1.14)
Less distributions from: Net investment income	(.12)		(.23)	(.24)	(.27)	(.41)	(.51)
Net asset value, end of period	$10.11		$10.12	$9.65	$9.45	$9.04	$9.01
Total Return (%)b,c	1.06	**	7.36	4.69	7.64	5.18	(11.17)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153		164	173	242	313	562
Ratio of expenses before expense reductions (%)	1.03	*	1.00	1.06	1.07	1.05	.97
Ratio of expenses after expense reductions (%)	.89	*	.95	.95	.87	.78	.80
Ratio of net investment income (%)	2.32	*	2.35	2.50	2.96	4.84	4.93
Portfolio turnover rate (%)	139	**	300	384	293	258	223
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended October 31,
Class B	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.12		$9.64	$9.44	$9.04	$9.00	$10.65
Income (loss) from investment operations: Net investment incomea	.08		.16	.16	.20	.36	.43
Net realized and unrealized gain (loss)	(.01)		.48	.20	.40	.02	(1.65)
Total from investment operations	.07		.64	.36	.60	.38	(1.22)
Less distributions from: Net investment income	(.08)		(.16)	(.16)	(.20)	(.34)	(.43)
Net asset value, end of period	$10.11		$10.12	$9.64	$9.44	$9.04	$9.00
Total Return (%)b,c	.67	**	6.67	3.90	6.73	4.37	(11.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	4	8	12	23
Ratio of expenses before expense reductions (%)	1.82	*	1.77	1.76	1.77	1.84	1.72
Ratio of expenses after expense reductions (%)	1.64	*	1.71	1.70	1.61	1.55	1.55
Ratio of net investment income (%)	1.55	*	1.60	1.75	2.22	4.07	4.18
Portfolio turnover rate (%)	139	**	300	384	293	258	223
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended October 31,
Class C	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.12		$9.65	$9.45	$9.04	$9.01	$10.66
Income (loss) from investment operations: Net investment incomea	.08		.16	.17	.20	.36	.43
Net realized and unrealized gain (loss)	(.01)		.47	.20	.41	.01	(1.65)
Total from investment operations	.07		.63	.37	.61	.37	(1.22)
Less distributions from: Net investment income	(.08)		(.16)	(.17)	(.20)	(.34)	(.43)
Net asset value, end of period	$10.11		$10.12	$9.65	$9.45	$9.04	$9.01
Total Return (%)b,c	.68	**	6.57	3.92	6.85	4.36	(11.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		21	18	24	33	48
Ratio of expenses before expense reductions (%)	1.71	*	1.71	1.73	1.72	1.74	1.66
Ratio of expenses after expense reductions (%)	1.64	*	1.70	1.70	1.60	1.55	1.55
Ratio of net investment income (%)	1.57	*	1.61	1.75	2.23	4.07	4.18
Portfolio turnover rate (%)	139	**	300	384	293	258	223
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended October 31,
Class R	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.17		$9.70	$9.50	$9.09	$9.05	$10.71
Income (loss) from investment operations: Net investment incomea	.10		.21	.21	.25	.40	.48
Net realized and unrealized gain (loss)	(.01)		.47	.21	.41	.03	(1.65)
Total from investment operations	.09		.68	.42	.66	.43	(1.17)
Less distributions from: Net investment income	(.10)		(.21)	(.22)	(.25)	(.39)	(.49)
Net asset value, end of period	$10.16		$10.17	$9.70	$9.50	$9.09	$9.05
Total Return (%)b	.94	**	7.07	4.44	7.39	5.02	(11.41)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	2	2	3	3
Ratio of expenses before expense reductions (%)	1.31	*	1.35	1.59	1.13	1.35	1.18
Ratio of expenses after expense reductions (%)	1.14	*	1.20	1.19	1.08	1.06	1.05
Ratio of net investment income (%)	2.08	*	2.10	2.26	2.75	4.57	4.68
Portfolio turnover rate (%)	139	**	300	384	293	258	223
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended October 31,
Class S	Six Months Ended 4/30/13 (Unaudited)		2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$10.12		$9.64		$9.44	$9.04		$9.00		$10.65
Income (loss) from investment operations: Net investment incomea	.12		.25		.25	.29		.44		.53
Net realized and unrealized gain (loss)	(.02)		.48		.20	.40		.03		(1.65)
Total from investment operations	.10		.73		.45	.69		.47		(1.12)
Less distributions from: Net investment income	(.12)		(.25)		(.25)	(.29)		(.43)		(.53)
Net asset value, end of period	$10.10		$10.12		$9.64	$9.44		$9.04		$9.00
Total Return (%)	1.03	b**	7.69	b	4.88	7.71	b	5.42	b	(10.86	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29		30		31	50		54		86
Ratio of expenses before expense reductions (%)	.75	*	.74		.78	.80		.76		.80
Ratio of expenses after expense reductions (%)	.74	*	.74		.78	.70		.56		.55
Ratio of net investment income (%)	2.47	*	2.57		2.67	3.13		5.06		5.18
Portfolio turnover rate (%)	139	**	300		384	293		258		223
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended October 31,
Institutional Class	Six Months Ended 4/30/13 (Unaudited)		2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$10.12		$9.65		$9.45	$9.04		$9.01		$10.66
Income (loss) from investment operations: Net investment incomea	.13		.26		.26	.30		.44		.54
Net realized and unrealized gain (loss)	(.01)		.47		.20	.41		.02		(1.66)
Total from investment operations	.12		.73		.46	.71		.46		(1.12)
Less distributions from: Net investment income	(.13)		(.26)		(.26)	(.30)		(.43)		(.53)
Net asset value, end of period	$10.11		$10.12		$9.65	$9.45		$9.04		$9.01
Total Return (%)	1.18	b**	7.67	b	4.98	7.93	b	5.42	b	(10.94	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	156		172		141	162		239		740
Ratio of expenses before expense reductions (%)	.67	*	.67		.68	.70		.68		.58
Ratio of expenses after expense reductions (%)	.64	*	.67		.68	.60		.55		.55
Ratio of net investment income (%)	2.57	*	2.64		2.77	3.23		5.07		5.18
Portfolio turnover rate (%)	139	**	300		384	293		258		223
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Core Fixed Income Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

For the six months ended April 30, 2013, the Fund had average daily reverse repurchase agreements outstanding of $1,639,131 for a total of 12 days, with a related weighted average annualized interest rate of 0.27%, which resulted in $149 of interest expense. The Fund held no reverse repurchase agreements at April 30, 2013.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $258,165,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017 (the expiration date), whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Derivative Instruments

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2013, the Fund entered into option contracts to gain exposure to different parts of the yield curve while managing overall duration.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

A summary of the open purchased option contracts as of April 30, 2013 is included in the Fund's Investment Portfolio. There are no open written option contracts as of April 30, 2013. For the six months ended April 30, 2013, the investment in purchased option contracts had a total value generally indicative of a range from approximately $16,000 to $104,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $14,226,000 to $23,661,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $20,093,000 to $67,546,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$103,750	$29,732	$133,482

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes purchased options)

Liability Derivative	Futures Contracts
Interest Rate Contracts (a)	$(653,023)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Futures Contracts	Total
Interest Rate Contracts (a)	$(57,129)	$159,236	$102,107

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options) and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Futures Contracts	Total
Interest Rate Contracts (a)	$51,562	$(659,197)	$(607,635)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and futures, respectively

C. Purchases and Sales of Securities

During the six months ended April 30, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $568,153,082 and $599,315,296, respectively. Purchases and sales of U.S. Treasury obligations aggregated $3,566,257 and $4,831,169, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Fischer Francis Trees & Watts, Inc. (FFTW), New York, New York, serves as the sub-advisor to the Fund. FFTW conducts investment research and is responsible for the purchase, sale or exchange of the Fund's assets. FFTW is paid by the Advisor, not the Fund, for the services FFTW provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

Accordingly, for the six months ended April 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.89%
Class B	1.64%
Class C	1.64%
Class R	1.14%
Class S	.74%
Institutional Class	.64%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2013, the Administration Fee was $183,771, of which $29,452 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2013
Class A	$55,079	$55,079	$—
Class B	1,025	1,025	—
Class C	5,312	5,312	—
Class R	233	233	—
Class S	14,364	1,410	5,389
Institutional Class	63,472	27,832	17,229
	$139,485	$90,891	$22,618

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended April 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2013
Class B	$7,017	$1,009
Class C	63,765	10,341
Class R	1,837	288
	$72,619	$11,638

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2013	Annualized Effective Rate
Class A	$193,608	$54,806	$49,047	.18%
Class B	2,325	668	501	.18%
Class C	20,966	1,010	6,214	.23%
Class R	1,775	1,046	128	.10%
	$218,674	$57,530	$55,890

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2013, aggregated $5,070.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2013, the CDSC for Class B and C shares aggregated $2,803 and $707, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,349, of which $5,822 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor (0.00% net effective rate for the period ending April 30, 2013), the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective December 27, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from December 27, 2012 through April 30, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $149.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2013.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2013, there were two affiliated shareholder accounts that held approximately 22% and 17% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,210,589	$12,218,932	2,979,687	$29,291,512
Class B	1,793	18,135	12,164	118,921
Class C	669,312	6,752,832	668,307	6,687,918
Class R	61,639	621,983	21,335	211,491
Class S	574,401	5,781,740	975,920	9,558,075
Institutional Class	1,868,432	18,815,596	4,406,764	43,123,057
		$44,209,218		$88,990,974
Shares issued to shareholders in reinvestment of distributions
Class A	172,822	$1,741,214	375,609	$3,702,936
Class B	1,207	12,158	4,024	39,566
Class C	10,439	105,213	23,411	230,965
Class R	1,438	14,565	2,953	29,258
Class S	34,366	346,114	72,720	716,844
Institutional Class	200,106	2,015,947	418,221	4,127,807
		$4,235,211		$8,847,376
Shares redeemed
Class A	(2,502,037)	$(25,214,046)	(5,028,345)	$(49,422,434)
Class B	(70,449)	(710,349)	(184,635)	(1,817,862)
Class C	(852,475)	(8,601,773)	(452,148)	(4,443,789)
Class R	(68,885)	(695,199)	(65,169)	(636,701)
Class S	(732,644)	(7,381,906)	(1,245,421)	(12,210,638)
Institutional Class	(3,574,204)	(36,057,482)	(2,466,247)	(24,305,146)
		$(78,660,755)		$(92,836,570)
Net increase (decrease)
Class A	(1,118,626)	$(11,253,900)	(1,673,049)	$(16,427,986)
Class B	(67,449)	(680,056)	(168,447)	(1,659,375)
Class C	(172,724)	(1,743,728)	239,570	2,475,094
Class R	(5,808)	(58,651)	(40,881)	(395,952)
Class S	(123,877)	(1,254,052)	(196,781)	(1,935,719)
Institutional Class	(1,505,666)	(15,225,939)	2,358,738	22,945,718
		$(30,216,326)		$5,001,780

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2012 to April 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/13	$1,010.60	$1,006.70	$1,006.80	$1,009.40	$1,010.30	$1,011.80
Expenses Paid per $1,000*	$4.44	$8.16	$8.16	$5.68	$3.69	$3.19
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/13	$1,020.38	$1,016.66	$1,016.66	$1,019.14	$1,021.12	$1,021.62
Expenses Paid per $1,000*	$4.46	$8.20	$8.20	$5.71	$3.71	$3.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Core Fixed Income Fund	.89%	1.64%	1.64%	1.14%	.74%	.64%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXBX	SFXCX	SFXSX	MFINX
CUSIP Number	23339E 889	23339E 871	23339E 863	23339E 541	23339E 848
Fund Number	493	693	793	2394	593

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SFXRX
CUSIP Number	23339E 855
Fund Number	1504

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DCFIF-3
(R-027565-2 6/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 26, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 26, 2013